Exhibit 25.1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM T-l
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) [_]

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York
(Jurisdiction of incorporation of organization	13-5160382
if not a U.S. national bank)	(I.R.S. Employer Identification Number)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip Code)

ELAN FINANCE PUBLIC LIMITED COMPANY
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN FINANCE CORP.
(Exact name of obligor as specified in its charter)

Delaware	20-2143397
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN CORPORATION, PLC
(Exact name of obligor as specified in its charter)

Ireland	98-0487435
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN HOLDINGS LIMITED
(Exact name of obligor as specified in its charter)

Ireland	98-0112748

(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN MANAGEMENT LIMITED
(Exact name of obligor as specified in its charter)

Ireland	98-0464854
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN PHARMA INTERNATIONAL LIMITED
(Exact name of obligor as specified in its charter)

Ireland	98-0551187
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN SCIENCE FOUR LIMITED
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN TRANSDERMAL LIMITED
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
THE INSTITUTE OF BIOPHARMACEUTICS LIMITED
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
KEAVY FINANCE LIMITED
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
CRIMAGUA LIMITED
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ORCHARDBROOK LIMITED
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN PHARMA LIMITED
(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
MEADWAY PHARMACEUTICALS
(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
THE LIPSOME COMPANY LIMITED
(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
MONKSLAND HOLDINGS B.V.
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN INTERNATIONAL INSURANCE LTD.
(Exact name of obligor as specified in its charter)

Bermuda	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN INTERNATIONAL SERVICES LTD.
(Exact name of obligor as specified in its charter)

Bermuda	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
NEURALAB LIMITED
(Exact name of obligor as specified in its charter)

Bermuda	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ATHENA NEUROSCIENCES, INC.
(Exact name of obligor as specified in its charter)

Delaware	33-0204761
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN DRUG DELIVERY, INC.
(Exact name of obligor as specified in its charter)

Delaware	75-2971178
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN HOLDINGS, INC.
(Exact name of obligor as specified in its charter)

Massachusetts	04-2903487
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
ELAN PHARMACEUTICALS, INC.
(Exact name of obligor as specified in its charter)

Delaware	77-0128552
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)
Treasury Building
Lower Grand Canal Street
Dublin 2 Ireland
011-353-1-709-4000
(Address of principal executive offices)

8.75% Senior Notes due 2016
(Title of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee -
Item 2. Affiliations with the obligor
Item 16. List of exhibits
SIGNATURE

Item 1. General Information. Furnish the following information as to the trustee -
     (a) Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1151, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	550 17th Street, N.W. Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005
     (b) Whether it is authorized to exercise corporate trust powers.
     Yes
Item 2. Affiliations with the obligor.
     If the obligor is an affiliate of the trustee, describe each such affiliation.
     None.
Instructions.
1.	The term “affiliate” is defined in Rule 0-2 of the General Rules and Regulations under the Act. Attention is also directed to Rule 7a-26.
2.	Include the name of each such affiliate and the names of all intermediary affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to affiliation.
Item 16. List of exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1. A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T 1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).
4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T 1 filed with Registration Statement No. 333-154173).
6. The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).
7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York on the 22 day of June, 2011

The Bank of New York Mellon (Trustee)
By:	/s/ Paul Cattermole
	Name:	Paul Cattermole
	Title:	Vice President

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON
of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2011, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,060,000
Interest-bearing balances	80,377,000
Securities:
Held-to-maturity securities	3,553,000
Available-for-sale securities	58,636,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	38,000
Securities purchased under agreements to resell	954,000
Loans and lease financing receivables:
Loans and leases held for sale	4,000
Loans and leases, net of unearned income	24,852,000
LESS: Allowance for loan and lease losses	449,000
Loans and leases, net of unearned income and allowance	24,403,000
Trading assets	6,394,000
Premises and fixed assets (including capitalized leases)	1,144,000
Other real estate owned	6,000
Investments in unconsolidated subsidiaries and associated companies	982,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,421,000
Other intangible assets	1,761,000
Other assets	12,516,000

Total assets	200,249,000

LIABILITIES
Deposits:
In domestic offices	70,588,000
Noninterest-bearing	37,184,000
Interest-bearing	33,404,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	87,515,000
Noninterest-bearing	2,620,000
Interest-bearing	84,895,000

Dollar Amounts In Thousands
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	2,977,000
Securities sold under agreements to repurchase	28,000
Trading liabilities	7,066,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	2,571,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	9,507,000

Total liabilities	183,742,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,631,000
Retained earnings	7,173,000
Accumulated other comprehensive income	-782,000
Other equity capital components	0
Total bank equity capital	16,157,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	16,507,000

Total liabilities and equity capital	200,249,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
Thomas P. Gibbons,
Chief Financial Officer
We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Robert P. Kelly

Gerald L. Hassell	Directors
Catherine A. Rein